UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2016

ModusLink Global Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35319	04-2921333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road, Suite 170 Waltham, Massachusetts		02451
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 663-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 21, 2016, Moduslink Global Solutions, Inc. (the “Company”), entered into a letter agreement (the “Purchase Agreement”) with Highbridge International LLC (“Highbridge International”) and Highbridge Tactical Credit & Convertibles Master Fund, L.P. (“Highbridge Tactical” together with Highbridge International, the “Sellers” and each a “Seller”) for the repurchase of 5.25% Convertible Senior Notes of the Company in the aggregate principal amount of $27,875,000 ($21,975,000 from Highbridge International and $5,900,000 from Highbridge Tactical) (the “Notes”) that were previously issued by the Company.

Pursuant to the Purchase Agreement, the Company paid to Sellers a purchase price (in the aggregate, the “Purchase Price”) of $21,603,125 plus the amount in cash accumulated through the Closing Date (defined below) of any accrued and unpaid interest on the Notes in the amount of $593,505.21 (the “Unpaid Interest”). The Purchase Price was payable, with each Seller receiving its pro-rata share, as follows: (a)  2,656,336 newly issued shares (individually, a “Share” and collectively, the “Shares”) of the Company’s common stock, par value $0.01 per share (“ModusLink Common Stock”) valued based on the closing price of the ModusLink Common Stock on July 21, 2016 ($1.18 per share); (b) a cash payment of $18,468,648.52; and (c) a cash payment in the amount of the Unpaid Interest ($593,505.21).  The transaction was executed in a private transaction and closed on July 27, 2016 (the “Closing Date”).  The Notes were cancelled following closing.

The Purchase Agreement includes customary representations, warranties and covenants of the Company and Sellers for transactions of this type.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

See Item 1.01 above, which disclosures are incorporated herein by reference.

The issuance of the securities described above were completed in accordance with the exemption provided by Section 3(a)(9) and Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, dated July 21, 2016, by and among ModusLink Global Solutions, Inc., Highbridge International LLC and Highbridge Tactical Credit & Convertibles Master Fund, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

July 27, 2016	ModusLink Global Solutions, Inc.

	By:	/s/ Louis J. Belardi
		Name:	Louis J. Belardi
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement, dated July 21, 2016, by and among ModusLink Global Solutions, Inc., Highbridge International LLC and Highbridge Tactical Credit & Convertibles Master Fund, L.P.